EXHIBIT 99.1

WCA Waste Corporation Announces Third Quarter Results

Reports Higher Operating Income and Margins

HOUSTON, Oct. 28, 2009 (GLOBE NEWSWIRE) -- WCA Waste Corporation (Nasdaq:WCAA) announced today financial results for the third quarter ended September 30, 2009. Revenue for the quarter was $49.5 million compared to $52.8 million for the same period last year. Operating income was $7.0 million or 14.1% of revenue compared to $7.0 million or 13.2% of revenue for the comparable quarter last year. For the quarter ended September 30, 2009, net loss available to common stockholders was $0.3 million, or $0.02 per share. Excluding the non-operational impact of the interest rate swap and the non-cash tax impact of vested restricted shares, net income available to common stockholders would have been $0.4 million, or $0.02 per share, for the three months ended September 30, 2009. For the same period last year, the Company reported a net loss available to common stockholders of $0.3 million, or $0.02 per share. Excluding the non-operational impact of the interest rate swap and the non-cash tax impact of vested restricted shares, net income available to common shareholders would have been $0.4 million, or $0.02 per share, for the three months ended September 30, 2008. Our adjusted EBITDA was $13.7 million, or 27.7% of revenue, for the third quarter of 2009 as compared to $13.8 million, or 26.2% of revenue, for the same period in 2008. Please refer to the attached tables below for a reconciliation of net loss available to common stockholders to adjusted net income (loss) available to common stockholders and a reconciliation of net loss available to common stockholders to adjusted EBITDA.

For the nine months ended September 30, 2009, revenue was $147.9 million compared to $154.4 million for the same period last year. Implementation of cost reduction measures combined with lower fuel costs increased operating income by 8.8% over the same period last year. Operating income was $20.2 million, or 13.7% of revenue, for the nine months ended September 30, 2009 compared to $18.6 million, or 12.0% of revenue, for the nine months ended September 30, 2008.

Tom Fatjo, Chairman of WCA Waste Corporation, stated, "We continue to be pleased with our operating performance. We achieved higher operating and adjusted EBITDA margins this quarter despite lower revenues. The Company has recently been awarded several new city contracts and we are in various stages of negotiations on acquisitions. There continue to be numerous opportunities in our existing footprint and new markets."

WCA Waste Corporation is an integrated company engaged in the transportation, processing and disposal of non-hazardous solid waste. The Company's operations currently consist of 24 landfills, 23 transfer stations/material recovery facilities and 26 collection operations located throughout Alabama, Arkansas, Colorado, Florida, Kansas, Missouri, New Mexico, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. The Company's common stock is traded on the NASDAQ Global Market under the symbol "WCAA."

The WCA Waste Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=1736

RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. The forward-looking statements made herein are only made as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Our results will be subject to a number of operational and other risks, including the following: general economic conditions have impacted and may continue to impact our business; we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations; and we are subject to risks with respect to our acquisition activities.

We describe these and other risks in greater detail in the sections entitled "Risk Factors" and "Cautionary Statement about Forward-Looking Statements" included in our Form 10-K for the year ended December 31, 2008, to which we refer you for additional information.

 WCA --- 3rd Quarter 2009 Earnings Release Information

                         WCA Waste Corporation
            Condensed Consolidated Statements of Operations
               (In thousands, except per share amounts)
                              (Unaudited)

                              Three Months Ended    Nine Months Ended
                                 September 30,        September 30,
                             -------------------   -------------------
                               2009       2008       2009       2008
                             --------   --------   --------   --------

 Revenue                     $ 49,546   $ 52,782   $147,910   $154,365
 Expenses:
   Cost of services            32,786     36,060     97,907    106,694
   Depreciation and
    amortization                6,714      6,738     20,087     20,138
   Non-recurring
    expenses associated
    with a terminated
    transaction                    --         --        259         --
   General and
    administrative              3,060      3,019      9,455      8,962
                             --------   --------   --------   --------
                               42,560     45,817    127,708    135,794
                             --------   --------   --------   --------
 Operating income               6,986      6,965     20,202     18,571
 Other income (expense):
   Interest expense,
    net                        (4,511)    (4,642)   (13,525)   (13,785)
   Impact of interest
    rate swap                    (905)      (962)    (1,748)    (1,869)
   Other                           46        127         91       (105)
                             --------   --------   --------   --------
                               (5,370)    (5,477)   (15,182)   (15,759)
                             --------   --------   --------   --------

 Income before income
  taxes                         1,616      1,488      5,020      2,812
 Income tax provision            (790)      (768)    (2,797)    (1,568)
                             --------   --------   --------   --------
 Net income                       826        720      2,223      1,244
 Accrued payment-in-kind
  dividend on preferred
  stock                        (1,076)    (1,025)    (3,192)    (3,041)
                             --------   --------   --------   --------
 Net loss available to
  common stockholders        $   (250)  $   (305)  $   (969)  $ (1,797)
                             ========   ========   ========   ========

 PER SHARE DATA (Basic
  and diluted):
 Net loss available to
  common stockholders
 -- Basic                    $  (0.02)  $  (0.02)  $  (0.06)  $  (0.11)
                             ========   ========   ========   ========
 -- Diluted                  $  (0.02)  $  (0.02)  $  (0.06)  $  (0.11)
                             ========   ========   ========   ========

 WEIGHTED AVERAGE SHARES
 OUTSTANDING (Basic)           15,850     16,248     15,801     16,425
                             --------   --------   --------   --------
 WEIGHTED AVERAGE SHARES
 OUTSTANDING (Diluted)         15,850     16,248     15,801     16,425
                             --------   --------   --------   --------

                      Non-GAAP Financial Measures
  --------------------------------------------------------------------

   Our management evaluates our performance based on non-GAAP measures, of which the primary performance measure is adjusted
   EBITDA. EBITDA, as commonly defined, refers to earnings before interest, taxes, depreciation and amortization. Our adjusted
   EBITDA consists of earnings (net income or loss) available to common stockholders before preferred stock dividend, interest expense (including write-off of deferred financing costs and debt discount), impact of interest rate swap agreements, income tax expense, depreciation and amortization, impairment of goodwill, net (gain) loss on early disposition of notes receivable/payable, and non-recurring expenses associated with a terminated
   transaction. We also use these same measures when evaluating potential acquisition candidates.

   We believe adjusted EBITDA is useful to an investor in evaluating our operating performance because:

 * it is widely used by investors in our industry to measure a company's operating performance without regard to items such as interest expense, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, financing methods, capital structure and the method by which assets were acquired;

 * it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt and the impact of our interest rate swap agreements and payment-in-kind dividend) and asset base
   (primarily depreciation and amortization of our landfills and vehicles) from our operating results; and

 * it helps investors identify items that are within our operational control. Depreciation charges, while a component of operating income, are fixed at the time of the asset purchase in accordance with the depreciable lives of the related asset and as such are not a directly controllable period operating charge.

   Our management uses adjusted EBITDA:

 * as a measure of operating performance because it assists us in comparing our performance on a consistent basis as it removes the impact of our capital structure and asset base from our operating results;

 * as one method to estimate a purchase price (often expressed as a multiple of EBITDA or adjusted EBITDA) for solid waste companies we intend to acquire. The appropriate EBITDA or adjusted EBITDA multiple will vary from acquisition to acquisition depending on factors such as the size of the operation, the type of operation, the anticipated growth in the market, the strategic location of the operation in its market as well as other considerations;

 * in presentations to our board of directors to enable them to have the same consistent measurement basis of operating performance used by management;

 * as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations;

 * in evaluations of field operations since it represents
   operational performance and takes into account financial measures within the control of the field operating units;

 * as a component of incentive cash bonuses paid to our executive officers and other employees;

 * to assess compliance with financial ratios and covenants included in our credit agreements; and

 * in communications with investors, lenders, and others concerning our financial performance.

  The following presents a reconciliation of net loss available to common stockholders to our adjusted EBITDA (in thousands):

                              Three Months Ended    Nine Months Ended
                                September 30,         September 30,
                             -------------------   -------------------
                               2009       2008       2009       2008
                             --------   --------   --------   --------

 Net loss available to
  common stockholders        $   (250)  $   (305)  $   (969)  $ (1,797)
 Accrued payment-in-kind
  dividend on preferred
  stock                         1,076      1,025      3,192      3,041
 Depreciation and
  amortization                  6,714      6,738     20,087     20,138
 Interest expense, net          4,511      4,642     13,525     13,785
 Impact of interest
  rate swap                       905        962      1,748      1,869
 Income tax provision             790        768      2,797      1,568
 Non-recurring expenses
  associated with a
  terminated transaction           --         --        259         --
 Loss on early
  disposition of note
  receivable                       --         --         --        326
                             --------   --------   --------   --------
 Adjusted EBITDA             $ 13,746   $ 13,830   $ 40,639   $ 38,930
                             ========   ========   ========   ========

 Adjusted EBITDA as a
  percentage of revenue          27.7%      26.2%      27.5%      25.2%

 The following table presents a reconciliation of net loss available to common stockholders to adjusted net income (loss) available to common stockholders to exclude impact of interest rate swap agreements, non-recurring expenses associated with a terminated transaction, loss on early disposition of note receivable, and tax impact of vested restricted shares (in thousands, except per share amounts). Management believes that this non-GAAP measure is useful to an investor because the excluded items are not representative of our on-going operational performance. Per share information of the adjusted net income (loss) available to common stockholders is also shown below:

 Adjusted net income
 (loss) available to
 common stockholders
 to exclude impact of
 interest rate swap
 agreements,
 non-recurring expenses
 associated with a
 terminated transaction,
 loss on early disposition
 of note receivable,
 tax impact of vested
 restricted shares:

                             Three Months Ended    Nine Months Ended
                                September 30,        September 30,
                             -------------------   -------------------
                               2009       2008       2009       2008
                             --------   --------   --------   --------

 Net loss available to
  common stockholders        $   (250)  $   (305)  $   (969)  $ (1,797)
 Impact of interest
  rate swap, net of tax           596        621      1,100      1,155
 Non-recurring expenses
  associated with a
  terminated transaction,
  net of tax                       --         --        157         --
 Loss on early
  disposition of note
  receivable, net of
  tax                              --         --         --        194
 Tax impact of vested
  restricted shares                 9         51        479        209
                             --------   --------   --------   --------
 Adjusted net income
  (loss) available to
  common stockholders        $    355   $    367   $    767   $   (239)
                             ========   ========   ========   ========

 PER SHARE DATA (Basic
  and diluted):
 Net loss available to
  common stockholders        $  (0.02)  $  (0.02)  $  (0.06)  $  (0.11)
 Impact of interest
  rate swap, net of tax          0.04       0.04       0.07       0.07
 Non-recurring expenses
  associated with a
  terminated
  transaction, net of
  tax                              --         --       0.01         --
 Loss on early
  disposition of note
  receivable, net of
  tax                              --         --         --       0.01
 Tax impact of vested
  restricted shares              0.00       0.00       0.03       0.01
                             --------   --------   --------   --------
 Adjusted net income
  (loss) available to
  common stockholders
  to exclude impact of
  interest rate swap
  agreements,
  non-recurring expenses
  associated with a
  terminated
  transaction, loss on
  early disposition of
  note receivable, tax
  impact of vested
  restricted shares:
 -- Basic                     $ 0.02    $   0.02   $   0.05   $  (0.02)
                             ========   ========   ========   ========
 -- Diluted                   $ 0.02    $   0.02   $   0.05   $  (0.02)
                             ========   ========   ========   ========
 WEIGHTED AVERAGE SHARES
 OUTSTANDING (Basic)           15,850     16,248     15,801     16,425
                             --------   --------   --------   --------
 WEIGHTED AVERAGE SHARES
 OUTSTANDING (Diluted)         16,036     16,399     15,897     16,425
                             --------   --------   --------   --------

 These non-GAAP measures may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with GAAP. They should not be considered in isolation or as substitutes for operating
 income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

                       Supplemental Disclosures
 ---------------------------------------------------------------------
           (Dollars in millions unless otherwise indicated)

                              Nine Months Ended     Nine Months Ended
                                September 30,         September 30,
                                    2009                  2008
                             -------------------   -------------------
 Revenue Breakdown:
   Collection                $   95.3       54.2%  $   96.8       51.6%
   Disposal                      53.2       30.3%      55.7       29.7%
   Transfer                      20.5       11.6%      23.4       12.5%
   Other                          6.8        3.9%      11.7        6.2%
                             --------   --------   --------   --------
     Total                      175.8      100.0%     187.6      100.0%
   Intercompany
    eliminations                (27.9)                (33.2)
                             --------   --------   --------   --------
     Total reported
      revenue                $  147.9              $  154.4
                             ========              ========

 Internalization of
  Disposal:
 Nine months ended
  September 30, 2009             68.5%

 ---------------------------------------------------------------------

                       Three Months Ended        Nine Months Ended
                          September 30,             September 30,
                         2009 vs. 2008             2009 vs. 2008
                       -------------------     --------------------
 Revenue Growth
  (Decline):
   Volume              $   (2.8)      -5.3%(a)  $  (10.1)      -6.5%(a)
   Price                    0.0       -0.1%(a)       3.1        2.0%(a)
   Fuel surcharge          (1.9)      -3.6%(a)      (4.0)      -2.6%(a)
   Acquisitions             1.5        2.9%(a)       4.5        2.9%(a)
                       --------   --------      --------   --------
     Total revenue
      growth
      (decline)        $  (3.2)       -6.1%(a)  $   (6.5)      -4.2%(a)
                       ========                 ========

 (a) Percentages are calculated based on dollar amounts rounded in thousands.

 ---------------------------------------------------------------------

                                                   September 30, 2009
                                                  --------------------
 Debt-to-Capitalization:
   Long-term debt including current maturities           $ 201.0
   Total equity including preferred stock                  142.9
                                                         -------
     Total capitalization                                $ 343.9
                                                         =======

       Debt-to-total
        capitalization                                      58.5%

 Net Debt-to-Capitalization:

   Long-term debt including current maturities           $ 201.0
   Cash on hand                                             (7.5)
                                                         -------
   Net debt                                                193.5
   Total equity including preferred stock                  142.9
                                                         -------
      Total capitalization                               $ 336.4
                                                         =======

       Net debt-to-total capitalization                     57.5%

CONTACT:  WCA Waste Corporation
          Tommy Fatjo
          713-292-2400